Exhibit 99.2

EXECUTION VERSION

MASTER SECURITY AGREEMENT NO. 17910

LENDER: BANC OF AMERICA LEASING & CAPITAL, LLC

a Delaware limited liability company

Address: One Financial Plaza

Providence, Rhode Island 02903-2448

CUSTOMER: FIRST AMERICAN CORELOGIC HOLDINGS, INC.

a Delaware corporation

Address: 4 First American Way

Santa Ana, California 92707

1.	GRANT OF SECURITY INTEREST; DEFINITIONS

(a) Subject to the terms and conditions set forth herein (the “Master Security Agreement”) and in any Collateral Security Agreement Schedule incorporating the terms of this Master Security Agreement (each, a “Collateral Schedule”), First American CoreLogic Holdings, Inc. (“Customer”) hereby grants to Banc of America Leasing & Capital, LLC (“Lender”) a security interest in and to all Collateral (hereinafter defined) in order to secure the payment and performance of all Obligations (hereinafter defined), including but not limited to any Obligations evidenced by one or more promissory or installment notes which specifically refer to a Collateral Schedule (the “Note(s)”). Customer agrees that, with respect to the Collateral, Lender shall have all of the rights and remedies of a secured party under the UCC. Customer hereby authorizes Lender to file UCC financing statements (“UCC Statements”) in the appropriate jurisdictions describing solely the Collateral. Without Lender’s prior written consent, Customer agrees not to file any corrective or termination statements or partial releases with respect to any UCC Statements filed by Lender pursuant to this Master Security Agreement, so long as Obligations evidenced by the Notes remain outstanding.

(b) References to “the Security Agreement,” “this Security Agreement” or “any Security Agreement” shall mean and refer to any Collateral Schedule which incorporates the terms of this Master Security Agreement, together with all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with such Collateral Schedule, all as the same may be amended or modified from time to time. In the event of any Conflict between the terms of any Collateral Schedule and the terms of this Master Security Agreement, the terms of the Collateral Schedule will govern. Each Collateral Schedule shall constitute a separate, distinct and independent security agreement and contractual obligation of Customer. “Affiliate” means, with respect to any person, firm or entity, any other person, firm or entity controlling, controlled by, or under common control with such person, firm or entity, and for this purpose, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any such person, firm or entity, whether through the legal or beneficial ownership of voting securities, by contract or otherwise. “Collateral” means the (i) data held for sale to third parties (excluding any such data derived from primary data obtained from Loan Performance, a California corporation) and (ii) software, in either case in whatsoever form or medium now or hereafter owned by Customer or its wholly-owned U.S. Subsidiaries described on any Collateral Schedule executed pursuant hereto, and all present or future additions thereto and replacements thereof, and all proceeds thereof (other than any proceeds derived through the provision of the Collateral to customers of Customer or its wholly owned subsidiaries in the ordinary course of their businesses), and including (without limitation) documents and general intangibles (including, without limitation, all patents, trademarks and copyrights, and all applications, registrations and recordings thereof, in any medium, including software, the goodwill of the business symbolized by any trademark related to any such data or software, and all royalties, fees and payments of any kind arising therefrom), insurance proceeds payable in respect of loss or damage thereto, and cash (other than cash derived through the provision of the Collateral to customers of Customer or its wholly owned subsidiaries in the ordinary course of their businesses), arising from or relating thereto. “Obligations” means all indebtedness for borrowed money evidenced by any Notes, and all other obligations and liabilities of Customer owing to Lender hereunder (including pursuant to any Collateral Schedule), including, without limitation, all loans (including any loan by renewal or extension of existing indebtedness or liability), all indebtedness, all obligations for the deferred purchase price or rental of any of the Collateral, all undertakings to take or refrain from taking any action hereunder (including any Collateral Schedule or any Note), and all interest, taxes, fees, charges, expenses and attorneys fees chargeable to Customer or, other than with respect to taxes (other than as expressly provided in this Master Security Agreement), incurred by Lender (on behalf of Customer) under this Security Agreement, or any other document or instrument delivered in connection herewith. As used herein with respect to any

Obligation or Collateral: (a) the following terms shall have the meanings or values defined or assigned to them in the applicable Collateral Schedule therefor: “Acceptance Date,” “Advance Payment(s),” “Collateral Location(s),” “Permitted Liens,” “Security Deposit”; and (b) the following terms shall have the meanings or values assigned to them in the applicable Note therefor: “Payments,” “Payment Date,” “Maturity Date,” “Interest Rate.” To the extent not otherwise specifically defined in this Master Security Agreement, unless the context otherwise requires, all other terms contained in this Master Security Agreement shall have the meanings assigned or referred to them in the Uniform Commercial Code in force in the State of New York (the “UCC”) to the extent the same are used or defined therein.

2.	CUSTOMER REPRESENTATIONS, WARRANTIES, COVENANTS.

Customer hereby represents and warrants to and covenants with Lender that, as of the date hereof and for so long as any Obligations shall remain outstanding: (a) Customer is a corporation duly organized and is existing in good standing under the laws of the State of Delaware and is duly qualified and in good standing in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification other than to the extent the failure to be so qualified or in good standing would not have a material adverse effect on the financial condition and operations of Customer; (b) Customer has the corporate power and authority to own the Collateral, to enter into and perform this Security Agreement and any other document or instrument delivered in connection herewith and to incur the Obligations; (c) the Federal Employer Identification Number and Organizational Number of Customer, specified on the signature page hereof, are true and correct; (d) Customer has not changed its the location of its chief executive office since its incorporation, except as may have been specifically disclosed to Lender in writing prior to the date hereof; (e) the execution and performance of this Master Security Agreement, the Notes and any other document or instrument delivered in connection herewith will not result in the creation or imposition of any lien or encumbrance upon any of the Collateral, except in favor of Lender pursuant hereto; (f) this Master Security Agreement, the Notes and any document or instrument delivered in connection herewith and the transactions contemplated hereby or thereby are duly authorized, executed and delivered, and this Security Agreement, the Notes and such other documents and instruments constitute valid and legally binding obligations of Customer and are enforceable against Customer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (g) Customer has filed all Federal and other material tax returns it is required to file and has paid or made adequate provision for payment of all taxes, assessments and other governmental charges shown as due on such tax returns other than those (i) not yet delinquent, (ii) contested in good faith as to which adequate reserves have been provided to the extent required by law and in accordance with GAAP and (iii) the failure to pay would not result in a material adverse effect on Customer’s financial condition; (h) there are no pending or, to Customer’s knowledge, threatened actions or proceedings before any court or administrative agency which materially adversely affect Customer’s financial condition or operations; (i) no representation, warranty or statement by Customer contained herein or in any certificate or other document furnished or to be furnished by Customer pursuant hereto contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading; (j) Customer shall furnish Lender: (1) within one hundred twenty (120) days after the last day of each fiscal year of Customer and Guarantor, a financial statement including a balance sheet, income statement, statement of retained earnings and a statement of cash flows of Customer and Guarantor, each prepared in accordance with generally accepted accounting principles consistently applied; (2) Within forty-five (45) days after the close of the first three quarters of each fiscal year of Customer and Guarantor, financial statements similar to those described in the immediately preceding clause (subject to normal audit and year-end adjustments), prepared by Customer and Guarantor and certified by the chief financial officer of Customer and Guarantor; and (3) promptly upon request of Lender, in form satisfactory to Lender, such other and additional information as Lender may reasonably request from time to time; (k) Customer shall permit Lender, through its authorized attorneys, accountants and representatives, upon reasonable written notice, to inspect and examine during regular business hours the Collateral and the books and records of Customer with respect thereto all at such reasonable times as so requested; (l) Customer shall promptly inform Lender of any Defaults (defined below) or any events or changes in the financial condition of Customer occurring since the date of the last financial statements of Customer delivered to Lender which, individually or cumulatively, when viewed in light of prior financial statements, are expected to result in a material adverse change in the financial condition of Customer; (m) Customer shall pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges upon or relating to its ownership or use of any of the Collateral (other than those taxes, assessments and governmental charges (i) that are not yet delinquent, (ii) that are being contested in good faith as to which adequate reserves have been provided to the extent required by law and in accordance with GAAP and (iii) the failure of which to pay would not result in a material adverse effect on Customer’s financial condition); (n) if Customer shall now or hereafter maintain an employee benefit plan covered by Section 4021(a) of the Employee Retirement Income Security Act of 1974 (“ERISA”) relating to plan termination insurance, Customer is not aware as of the date hereof, and shall promptly notify Lender hereafter upon notice or knowledge of: (i) the filing of notice with the Pension Benefit Guaranty Corporation (the “PBGC”) pursuant to Section 4041 of ERISA that such plan is to be terminated; and (ii) the institution of proceedings by the PBGC under Section 4042 of ERISA; (o) Customer shall at any time and from time to time upon reasonable request of Lender, execute and deliver to Lender, in form and substance satisfactory to Lender, such documents as Lender shall deem reasonably necessary to perfect or maintain perfected the security interest of Lender in the Collateral or which may be necessary to comply with the provisions of the law of any jurisdiction in the United States in which Customer may then be conducting business or in which any of the Collateral may be located; (p) the proceeds of the loan evidenced by a Note will not be used, directly or indirectly, by Customer for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any “margin security” or “margin stock” within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called “margin security” and “margin stock”) or for any other purpose which might make the transactions contemplated herein a “purpose credit” within the meaning of Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes; (q) upon the later to occur of: (1) advance by Lender to Customer of the loan evidenced by the Note relating to the Collateral located in the United States described on the applicable Collateral Schedule, and (2) filing in the office of the Secretary of State of the State of Delaware of a UCC Statement naming Customer as debtor, and Lender as secured party, and describing such Collateral, Lender will have a valid, perfected, first priority security interest in such Collateral subject only to Permitted Liens; (r) Customer shall provide written notice to Lender not less than thirty (30) days prior to any contemplated change in the name or the jurisdiction of organization of Customer, such that a filed UCC Statement would become seriously misleading (within the meaning of the UCC); (s) Customer has been advised by Lender that the USA Patriot Act establishes minimum standards of account information to be collected and maintained by Lender, and that to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account; and specifically, this means that when Customer executes this Master Security Agreement, Lender may ask for Customer’s name and address, and other information that will allow Lender to identify Customer; other identifying documents of the officers of Customer executing this Master Security Agreement; (t) Customer is and will remain in full compliance with all applicable laws including, without limitation, (1) ensuring that no person who owns a controlling interest in or otherwise controls Customer is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation, or (B) a Person designated under Sections 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders,1 and (2) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations, except where any such noncompliance would not have a material adverse effect on Customer’s financial condition; and (u) Customer shall indemnify and hold harmless Lender, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any Collateral Schedule (other than such as may result from the gross negligence or willful misconduct of Lender, its successors and assigns, and its and their respective directors, officers and employees).

3.	COLLATERAL REPRESENTATIONS, WARRANTIES, COVENANTS

Customer hereby further represents and warrants to and covenants with Lender that, as of the date hereof and for so long as any Obligations shall remain outstanding: (a) Customer is the owner of the Collateral free and clear of all rights, title, security interests, encumbrances or liens of any other party other than Permitted Liens, and Customer will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein (whether as licensor, secured party or otherwise), and, except as disclosed to Lender in writing, no license, consent or authorization from a third party is required for the use or operation of the Collateral by Customer or any third party; (b) The Collateral: (1) is proprietary to Customer; (2) no platform upon which such software was developed is subject to a license from a third person except for those identified on Schedule 3(b)(2) hereto; (3) Customer has not licensed and is not otherwise contractually obligated to permit any third person to use such commercial data and/or software other than with respect to customer licenses or other third party provision of the Collateral in the ordinary course of business; and (4) Customer has not obtained, or filed an application to obtain, a copyright, trademark or patent or other similar Federal or state protection with respect to such commercial data and/or software except for those identified on Schedule 3(b)(4) hereto; (c) the Collateral Location(s), if not owned by Customer or an affiliate of Customer, are leased by Customer or an affiliate of Customer pursuant to valid leases or rental agreements which permit the possession, use and operation of the Collateral at said locations; (d) the Collateral is in the possession of Customer at the Collateral Location(s) specified in the applicable Collateral Schedules therefor, and shall not be removed therefrom (except any other location set forth on any Collateral Schedule) without the prior written consent of Lender, which consent shall in any event be conditioned upon Customer having completed all notifications, filings, recordings, and other actions in such new location as Lender may require to protect and perfect Lender’s interests in the Collateral; (e) [reserved]; (f) Customer will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Collateral except (i) pursuant to licenses or other customer or third party agreements entered into in the ordinary course of business, (ii) in favor of Lender under the terms of this Master Security Agreement and related documents and

(iii) Permitted Liens; (g) [reserved]; (h) Customer shall furnish to Lender such information concerning the condition, location, use and operation of the Collateral as Lender may reasonably request; (i) if any Collateral does not comply with the requirements of this Master Security Agreement, Customer shall, within thirty (30) days of written notice from Lender, bring such Collateral into compliance with the provisions hereof; (j) Customer shall not use any Collateral, nor, to its knowledge and to the extent under its control, allow the same to be used, for any unlawful purpose, in any event to the extent such unlawful use would have a material adverse effect on the financial condition of Customer; (k) book value of the Collateral is and shall at all times be equal to or greater than the aggregate principal amount outstanding under the Notes; provided, that if the Lender in good faith reasonably believes that the book value of the Collateral is less than the aggregate principal amount outstanding under the Notes, the Lender may request that the Customer procure as promptly as reasonably possible following such request a written letter from its public accountants Price Waterhouse Coopers, LLP (“PWC”) (or successor public accounting firm reasonably acceptable to Lender) attesting to the book value of the Collateral which shall, upon delivery, be determinative of the book value of the Collateral for the purposes of this paragraph (k), and in the event that such book value is less than the aggregate principal amount outstanding under the Notes, Customer shall pay Lender an amount equal to the difference between such aggregate principal amount and such book value; (l) Customer does not and shall not license as licensee more than 5% of the aggregate Collateral; (m) Customer is not infringing on any third party rights with respect to the use of the Collateral except to the extent such infringement (i) is being contested in good faith as to which adequate reserves have been provided to the extent required by law and in accordance with GAAP or (ii) would not result in a material adverse effect on Customer’s financial condition; and (n) Customer shall take all necessary action to maintain the validity of the Collateral (it being understood that such actions shall include maintenance of existing filings (if any) and any renewals or extensions thereof but shall not include any requirement to make new filings), including filing use affidavits with the Commissioner of Patents and Trademarks, as may be reasonably required from time to time. Each of the representations, warranties and covenants contained in this Master Security Agreement and the related documents is qualified by the following statement: Lender hereby acknowledges that the data Collateral is primarily derived from public records or other sources not proprietary to Customer, that Customer’s use of such data is, in many instances, subject to governmental or regulatory restrictions or similar restrictions imposed by the supplier of such data, and that such restrictions may change from time to time, having an impact on the value of the data Collateral.

4.	GUARANTY OF OBLIGATIONS

(a) Concurrently with execution of this Master Security Agreement, Customer shall cause to be executed and delivered to Lender a guaranty in form and substance satisfactory to Lender (the “Guaranty”) duly executed on behalf of First American Real Estate Solutions LLC (“Guarantor”).

(b) Subject to Section 4(c) hereof, upon the occurrence of a Trigger Event, the Guaranty will automatically terminate, unless, in the case of a public offering or Change in Control of Customer, at or prior to such Trigger Event, Customer shall have notified Lender (with Guarantor’s consent) that the Guaranty is to remain in place. If a Trigger Event occurs and the Guaranty is terminated within ten (10) days of the Trigger Event, simultaneously with such termination Customer shall arrange for the execution and delivery to Lender of a substitute guaranty (in form and substance reasonably satisfactory to Lender) of The First American Corporation (“FAF”), First Advantage Corporation (“FADV”) or a Qualified Entity. As used herein, “Trigger Event” means the occurrence of: (1) consummation of a public offering of any equity of Customer; (2) a Change in Control of Customer; (3) a Change in Control of Guarantor; or (4) any liquidation or dissolution of Guarantor; “Qualified Entity” means an entity (other than any entity that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) (i) of which either FAF or FADV owns a majority of the then issued and outstanding capital stock or equivalent ownership interest of such entity and “controls” such entity, (ii) which has audited financial statements for its most recently completed fiscal year, and (iii) which has net income greater than or equal to the net income of Guarantor for Guarantor’s 2007 fiscal year; and “Change in Control” means: (x) with respect to a privately held entity, either of the following: (i) more than fifty percent (50%) of such entity’s voting capital stock or equivalent ownership interest, or effective control of such capital stock or interest, issued and outstanding from time to time, is not retained by the holders of such capital stock or interest as in effect on the date of this Master Security Agreement, or (ii) the sale, transfer or other disposition of all or substantially all of such entity’s assets; or (y) if such entity is a publicly held corporation, any of the following: (i) a merger, consolidation or sale in which such entity’s shareholders end up owning less than 50% of the voting securities of the surviving entity; (ii) the sale, transfer or other disposition of all or substantially all of the assets of such entity; (iii) a change in the composition of the board of directors of such entity over a two-year period without the consent of a majority of the directors in office at the beginning of the two-year period; (iv) the acquisition or accumulation by certain persons of at least 25% of the voting securities of such entity; or (v) a change in the ownership of such entity’s capital stock such that such entity is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933.

(c) If (1) a Trigger Event occurs, and (2) the Guaranty is terminated but Customer fails to provide a substitute guaranty as required above, within ten (10) days of the Trigger Event Customer shall be required to prepay the then outstanding unamortized principal balance of all of the Notes, in accordance with the terms of the Notes (a “Trigger Event Prepayment”).

5.	RISK OF LOSS AND DAMAGE; INSURANCE

Customer assumes all risk of loss, damage or destruction to the Collateral from whatever cause and for whatever reason. In the event of any material loss, damage or destruction to the Collateral which cannot be readily addressed by the Customer’s backup procedures, Customer shall as promptly as reasonably possible procure a written letter from its public accountants PWC (or successor public accounting firm reasonably acceptable to Lender) determining the value of the Collateral that suffered such loss, damage or destruction, and Customer shall pay such amount to Lender for application to the partial prepayment of the Notes within 5 Business Days of delivery of the PWC letter to Customer and Lender if and to the extent that, according to such letter, the value of the remaining Collateral is lower than the outstanding Obligations. For so long as any Obligations shall remain outstanding, Customer shall procure and maintain insurance in such amounts and with such coverages with respect to the Collateral as are customarily insured against by such business entities engaged in the same or similar business conduct by Customer; provided, however, that in no event shall such insurance be less than the following coverages and amounts: (a) Worker’s Compensation and Employer’s Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits of the greater of: (i) $5,000,000 each occurrence, and Combined Single Limit Bodily Injury and Property Damage, $5,000,000 aggregate, where applicable, or (ii) as otherwise specified in any Collateral Schedule hereto; (c) Business Interruption Insurance, with minimum limits of $5,000,000, and (d) All Risk Physical Damage Insurance, excluding earthquake and flood, on each Collateral, in an amount not less than its full replacement value. On each such policy Lender will be included as an additional insured and sole loss payee as its interest may appear; provided that Lender shall (a) in the absence of any Default (or Event of Default), turn over to Customer any proceeds received in respect of the foregoing to the extent that Customer uses such proceeds to invest in replacement Collateral and (b) otherwise (i) apply any proceeds received in respect of the foregoing against any outstanding Obligations and (ii) after all such Obligations (other than contingent Obligations that have not yet arisen) have been paid in full, turn over any such remaining proceeds to Customer. Upon execution of this Security Agreement, Customer shall furnish Lender with a certificate of insurance or other evidence reasonably satisfactory to Lender that such insurance coverages are in effect, provided, however, that Lender shall be under no duty either to ascertain the existence of or to examine such insurance coverage.

6.	EVENTS OF DEFAULT

An “Event of Default” under any Security Agreement shall be deemed to have occurred upon the occurrence or existence of any one or more of the following events or conditions (each a “Default”) and after the giving of any required notice or the passage of any required period of time (or both) specified below with respect to such Default: (a) Customer shall fail to make any principal Payment due under any Note within ten (10) days of its due date; or (b) Customer shall fail to make any other payment within ten (10) days of its due date; or (c) Customer shall fail to obtain or maintain any of the insurance required under any Security Agreement for Collateral the value of which is at least ten (10) percent of the aggregate Collateral value at the relevant time, and such failure continues for ten (10) days; or (d) Customer shall fail to perform or observe any covenant, condition or agreement under any Security Agreement, and such failure continues for thirty (30) days after notice thereof to Customer; or (e) Customer or any Subsidiary of Customer shall default in the payment or performance of any indebtedness or obligation of not less than $5.0 million owing to any Affiliate of Lender, under any note, security agreement, equipment lease, title retention or conditional sales agreement or any instrument or agreement evidencing such indebtedness with Lender or any such Affiliate of Lender; or (f) any representation or warranty made by Customer herein or in any certificate, agreement, statement or document hereto or hereafter furnished Lender, including without limitation any financial information disclosed to Lender, shall prove to be false or incorrect in any material respect; or (g) the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership liquidation or other similar proceeding by Customer or any of its properties or businesses, or the commencement of any such proceeding against Customer which is not discharged or vacated within sixty (60) days thereof, or the appointment of a trustee, receiver, liquidator or custodian for Customer or any of its properties or businesses, or if Customer suffers the entry of an order for relief under Title 11 of the United States Code; or (h) the making by Customer of a general assignment or deed of trust for the benefit of creditors; or (i) Customer shall default in any payment or performance in respect of any obligations for borrowed money or other financial accommodation having an aggregate principal balance or other liability which, upon acceleration in accordance therewith, shall be in excess of $5.0 million owing to any parties other than Lender or any Affiliate of Lender, and any applicable grace or cure period with respect thereto has expired; or (j) [reserved]; or (k) any event or condition set forth in subsections (b) through (i) of this Section 6 shall occur with respect to any guarantor or other person liable or responsible, in whole or in part, for payment or performance of any Obligations. Customer shall promptly notify Lender of the occurrence of any Event of Default or the occurrence or existence of any event or condition, which, upon the giving of notice or lapse of time, or both, would constitute an Event of Default.

7.	RIGHTS AND REMEDIES; MANDATORY PREPAYMENT

Upon the occurrence of an Event of Default, Customer shall pay overdue interest on any amounts past due under the Notes and/or any Security Agreement (by reason of acceleration or otherwise), accruing from the due date thereof until paid in full at the rate of one and one-half percent (1 1/2%) per month or the maximum amount permitted by applicable law, whichever is lower. Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies enumerated herein (all of which are cumulative and not exclusive of any other right or remedy available to Lender): (a) Lender may declare, at its option, all or any part of the Obligations immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Customer and any endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (b) Lender shall have the right to enter and/or remain for a period of up to sixty (60) days upon the Collateral Location(s) without any obligation to pay rent to Customer or others, or any other place or places where any of the Collateral is located and kept and: (i) remove the Collateral therefrom to the premises of Lender or any agent of Lender, for such time as Lender may desire, in order to maintain, sell and/or liquidate the Collateral; (ii) use such premises, together with materials, supplies, books and records of Customer, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for selling or liquidating; or (iii) without removing the Collateral from such premises, render the Collateral unusable by the Customer or by any other party in possession thereof or with an interest therein; (c) Lender may assemble the Collateral and make it available to Lender, together with the source code with respect to that portion of the Collateral comprised of software, at a place to be designated by Lender; (d) Lender shall have the right to set-off, without notice to Customer, any and all deposits or other sums at any time or times credited by or due from Lender, to Customer, whether in a special account or other account or represented by a certificate of deposit (whether or not matured) which deposits and other sums shall at all times constitute additional security for the Obligations and may be set-off against all or any part of the Obligations; (e) Upon request of the Lender, Customer shall execute and deliver to Lender a power of attorney in such form provided by Lender in connection with Lender’s exercise of any of the rights and remedies provided for in this Master Security Agreement; and (f) Lender shall have, in addition to any other rights and remedies contained in this Master Security Agreement and any other agreements, guarantees, notes, instruments and documents heretofore, now or at any time or times hereafter executed by Customer and delivered to Lender, all of the rights and remedies of a secured party under the UCC. If Lender seeks to take possession of any or all of the Collateral by court process, Customer hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto. Any notice required to be given by Lender of a sale or other disposition or other intended action by Lender with respect to any of the Collateral or otherwise which is made in accordance with the terms of this Master Security Agreement at least ten (10) business days prior to such proposed action, shall constitute fair and reasonable notice to Customer of any such action. Lender shall be liable to Customer only for its gross negligence or willful misconduct in failing to comply with any applicable law imposing duties upon Lender; Lender’s liability for any such failure shall be limited to the actual loss suffered by Customer directly resulting from such failure; and in no event shall Lender have any liability to Customer for incidental, consequential, punitive or exemplary damages. All expenses of retaking, holding, preparing for sale, selling or the like and any other expenses incurred by Lender in connection with the exercise of any of its rights and remedies hereunder shall constitute additional Obligations secured by the Collateral hereunder (other than, in each case, net income taxes, franchise taxes (imposed in lieu of net income taxes) and branch profit taxes imposed on the Lender). If Lender shall employ counsel to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Master Security Agreement, the Collateral or any other related agreement, guaranty, note, instrument or document heretofore, now or at any time or times hereafter executed by Customer and delivered to Lender, or to protect, collect, lease, sell, take possession of or liquidate any of the Collateral, or to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of Lender hereunder, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations, then in any of such events, all of the reasonable attorneys’ fees arising from such services, and any reasonable expenses, costs and charges of such counsel relating thereto, shall be part of the Obligations, payable on demand and secured by the Collateral. The net proceeds realized by Lender upon any sale or other disposition of Collateral hereunder shall be applied toward satisfaction of all Obligations until all such Obligations are satisfied and paid in full. Lender shall account to Customer for any surplus realized upon such sale or other disposition, and Customer shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the security interest of Lender in the Collateral until all of the Obligations or any judgment with respect thereto have been fully paid.

8.	ASSIGNMENT

The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of Lender and Customer, provided, however, Customer may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender (except for assignments under Sections 4(b) and 4(c) of this Master Security Agreement). Lender may, from time to time, without notice to the Customer, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of the Obligations and/or the Collateral therefore; provided, that the Lender shall provide prior written notice to Customer of its intention to take any of the actions permitted in this sentence and give Customer the opportunity to consult with Lender, it being acknowledged and agreed that the notice and consultation provided in this sentence are not to be construed as requiring Customer’s consent to any disposition, and it being further acknowledged and agreed that Lender’s failure to comply with this sentence shall in no way affect the validity of any disposition. Each and every immediate and successive purchaser, assignee, transferee, participant, pledgee, or holder of all or any part of the Obligations and/or the Collateral (each, a “Holder”) shall have the right to enforce this Agreement, by legal action or otherwise, for its own benefit as fully as if such Holder were herein by name specifically given such rights. Customer agrees that the rights of any such Holder hereunder or with respect to the related Obligations, shall not be subject to any defense, set off or counterclaim that Customer may assert or claim against Lender, and that any such Holder shall have all of the Lender’s rights hereunder but none of the Lender’s obligations. Lender shall have an unimpaired right to enforce this Agreement for its benefit with respect to that portion of the Obligations Lender has not sold, assigned, transferred, participated, pledged or otherwise disposed of. Lender may disclose to any Holder, or potential Holder, this Master Security Agreement and all information, reports, financial statements and documents executed or obtained in connection herewith, which Lender now or hereafter may have relating to the transaction evidenced hereby, Customer, or the business of Customer.

9.	GOVERNING LAW

THIS SECURITY AGREEMENT AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. CUSTOMER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. CUSTOMER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT.

10.	MISCELLANEOUS, GENERAL PROVISIONS.

(a) Customer agrees to pay on demand all reasonable costs and expenses of Lender (including reasonable attorneys’ fees and expenses of counsel (but excluding net income taxes, franchise taxes imposed in lieu of net income taxes) and branch profits taxes) hereafter incurred in connection with: (1) the preparation, negotiation, execution and delivery of this Master Security Agreement and related documents (which shall not exceed $25,000); and (2) performance, enforcement, amendment or modification of any Security Agreement, or any other or additional documentation or transactions concerning the Obligations, or the care, custody, administration, perfection or protection of any of the Collateral or any of Lender’s rights or interests therein, including, without limitation, any and all fees and charges for searches of lien records or other public records, and any filing, stamp and other similar taxes or fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any UCC Statements or other recorded instrument.

(b) Customer shall execute and deliver to Lender upon Lender’s reasonable request any and all schedules, forms and other reports and information as Lender may deem reasonably necessary or appropriate to respond to requirements or regulations imposed by any governmental authorities. Customer shall execute and deliver to Lender upon Lender’s reasonable request such further and additional documents, instruments and assurances as Lender deems reasonably necessary (1) to acknowledge and confirm for the benefit of Lender or any Holder, all of the terms and conditions of all or any part of the Obligations, this Security Agreement and Lender’s or any Holder’s rights with respect thereto and Customer’s compliance with all of the terms and provisions of any Obligations, and (2) to preserve, protect and perfect Lender’s or Holder’s right, title or interest in any Obligation or Collateral, including, without limitation, such UCC Statements, corporate resolutions, opinions of counsel, certificates of compliance, notices of assignment or transfers of interests, and upon Lender’s reasonable request, reaffirmation of all Obligations requested by Lender from time to time.

(c) All representations, warranties and covenants of Customer contained herein or made pursuant hereto shall survive closing and continue throughout the term hereof and until the Obligations for borrowed money evidenced by the Notes are satisfied in full.

(d) THIS MASTER SECURITY AGREEMENT AND THE OTHER DOCUMENTS REFERENCED HEREIN REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING LENDER’S RIGHTS AND SECURITY INTERESTS IN THE COLLATERAL AND CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES, SUPERSEDING ANY AND ALL CONFLICTING TERMS OR PROVISIONS OF ANY PRIOR PROPOSALS, COMMITMENT LETTERS, TERM SHEETS OR OTHER AGREEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES. THIS MASTER SECURITY AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF (1) ANY PRIOR, WRITTEN OR ORAL AGREEMENTS OR UNDERSTANDINGS OR (2) ANY CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES, AND CUSTOMER ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL OR WRITTEN AGREEMENTS OR UNDERSTANDINGS EXIST AS OF THE DATE OF THIS MASTER SECURITY AGREEMENT.

(e) THIS MASTER SECURITY AGREEMENT MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THIS MASTER SECURITY AGREEMENT BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE CUSTOMER AND THE LENDER.

(f) The failure of Lender at any time or times hereafter to require strict performance by Customer of any of the provisions, warranties, terms and conditions contained in this Master Security Agreement or in any other agreement, guaranty, note, instrument or document now or at any time or times hereafter executed by Customer and delivered to Lender shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof.

(g) No rights of Lender hereunder shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Lender and directed to Customer specifying such waiver. No waiver by Lender of any of its rights on one occasion shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

(h) This Master Security Agreement will not be binding on Lender until accepted and executed by Lender, notice of which is hereby waived by Customer.

(i) Any demand or notice required or permitted to be given hereunder shall be deemed effective when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Lender or to Customer at the addresses set forth herein, or to such other address as may be hereafter provided by the party to be notified by written notice complying with the provisions hereof.

(j) Wherever possible, each provision of this Master Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this Master Security Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement; furthermore, the entirety of this Master Security Agreement shall continue in full force and effect in all other jurisdictions and said remaining portions of this Master Security Agreement shall continue in full force and effect in the subject jurisdiction as if this Master Security Agreement had been executed with the invalid portions thereof deleted.

(k) This Master Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

(l) Time is of the essence in the payment and performance of all of the Obligations.

(m) The section headings herein are included for convenience only and shall not be deemed to be a part of this Master Security Agreement.

(n) Each reference herein to “Lender” shall be deemed to include its successors and assigns, and each reference to “Customer” and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the successors and assigns of Customer, all of whom shall be bound by the provisions hereof.

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Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.

Dated as of: December 13, 2007

BANC OF AMERICA LEASING & CAPITAL, LLC		FIRST AMERICAN CORELOGIC HOLDINGS, INC.

By:	/s/ Annemarie L. Warren	By:	/s/ Kenneth D. DeGiorgio
	Name: Annemarie L. Warren		Name: Kenneth D. DeGiorgio
	Title: Vice President		Title: Executive Vice President
Customer’s Federal Employer
Identification Number: 20-8369682
Customer’s Organizational Number:

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